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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) INTERNATIONAL
                     GROWTH FUND

                     SEMIANNUAL REPORT o NOVEMBER 30, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 32 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meetings ........................................... 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over three months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

In late November, the National Bureau of Economic Research validated what many of us had sensed for some time: it declared that the U.S. economy had been in a recession since last March. (A recession is generally defined as two or more consecutive quarters of declining growth in the gross domestic product, or GDP.) As I write this, the consensus among corporate financial officers seems to be that GDP growth will remain negative in the fourth quarter and through the middle of 2002.(1)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of December 17, the Dow Jones Industrial Average is up 20.1%, the Standard & Poor's 500 Stock Index is up 17.5%, and the NASDAQ Composite Index is up 39.6%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of December 17, the Federal Reserve Board (the Fed) has cut interest rates four times since the attacks, bringing rates to their lowest levels in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, as an economic stimulus package has been proposed and appears to be working its way through the legislative process as of mid-December.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

Presently, we still see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     December 17, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
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(1)Source: The Wall Street Journal Online December 14, 2001.

(2)Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. It is not possible to invest directly in an index.
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MANAGEMENT REVIEW AND OUTLOOK

[Photo of Barry P. Dargan]
     Barry P. Dargan

For the six months ended November 30, 2001, Class A shares of the fund provided a total return of -11.43%, Class B shares -11.64%, Class C shares -11.66%, and Class I shares -10.89%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns over the same period of -12.20% and -11.95%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the Lipper International Funds Index (the Lipper Index). The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective fund classifications, adjusted for the reinvestment of capital gains distributions and income dividends. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -13.15%.

Q. ALTHOUGH THE FUND OUTPERFORMED ITS BENCHMARKS AND ITS LIPPER PEERS, RETURNS WERE NONETHELESS NEGATIVE. WHY DID THAT HAPPEN?

A. For the period as a whole, stock markets around the world were sharply negative, continuing the downturn that started in the spring of 2000. Although the market slide began in the technology and telecommunications sectors, in 2001 it became more widespread, and virtually no growth sectors performed well. Companies in our portfolio that we viewed as good long-term investments saw their stock prices dragged down by slowing economies in the United States and most other regions. The National Bureau of Economic Standards in the United States declared that, in fact, the nation had been in a recession since March of 2001.

   In retrospect, it appears that the events of September 11 brought things to a head, leading to a dramatic selling frenzy as global markets anticipated a deepening recession. But, in fact, the market bounced back, and we saw a strong rally in October and November. We attribute that in large part to the monetary stimulus provided by the Federal Reserve Board (the Fed) and central banks around the world, which lowered interest rates to stimulate their economies, and to the fiscal stimulus provided in the United States by increased spending on security and defense. Stock markets historically have tended to turn upward some months in advance of an economic recovery, and we're hopeful that is what we witnessed at the end of the period.

Q. DID YOU CHANGE THE FUND'S POSITIONING TO REFLECT A MORE POSITIVE OUTLOOK?

A. Yes, we did. At the start of the six-month period, we favored areas such as pharmaceuticals and consumer staples that we regard as more defensive. Stocks in these areas have tended to be less sensitive to changes in the economy -- because drugs and consumer staples, for example, are things that consumers need regardless of the state of the economy -- so they may be an effective defense in a poor market.

   In the latter half of the period, however, we increasingly favored companies that we believe will participate strongly in a recovery. We call these "high-beta companies," where beta is a measure of a stock's volatility compared to the overall market. Stocks that have a higher beta are those that historically have moved faster than the overall market as the market moves up. Conversely, high-beta stocks have fallen faster than the market in a downturn, so these are stocks that we want to own when we believe the market is turning up, but not when we anticipate a downturn. High beta areas where we increased our exposure over the period included technology, media, and telecom.

   That said, we continued to have a strong defensive element in the fund, as we believe it is possible that we could see another downturn before a full-fledged recovery takes hold.

Q. COULD YOU TELL US MORE ABOUT THOSE HIGH BETA AREAS WHERE YOU INCREASED EXPOSURE?

A. In the technology sector, we increased our holdings in Samsung, a South Korean manufacturer that we feel is a leader in a recovering market for semiconductors. The price of Dynamic Random Access Memory (DRAM) chips, Samsung's main product, increased over the period, and that was reflected in an increase in the firm's stock price.

   We also added two Japanese semiconductor firms to the portfolio: Fujimi, the world's largest manufacturer of polishing and grinding compounds used in making semiconductors, and Mimasu, one of the world's larger semiconductor wafer reprocessers. In the market selloff that followed September 11, we were able to buy these stocks at below book value -- in other words, cheaper than the intrinsic value of the plants and equipment that they own. Yet these are companies that have globally dominant market shares and that we believe could perform well as the semiconductor business recovers. We think this was a case where our ongoing research prepared us to seize opportunities when the market unfairly, in our opinion, took down these stocks.

   Frankly, in the media area, we may have invested a bit early. Historically, advertising-dependent media firms such as radio and television broadcasters have been among the first firms to suffer in a recession -- because advertising has been one of the first expenses that corporations cut back in hard times -- and among the first to benefit in a recovery. Over the period, we were invested in a number of media stocks on the expectation that they would benefit as the market anticipated an economic recovery. Unfortunately, that has not happened as early as we expected. Although we still believe they will participate in an eventual recovery, our broadcasting holdings, such as ProSieben in Germany and Television Francaise in France, declined in price over the period.

Q. A THIRD HIGH-BETA AREA YOU MENTIONED WAS TELECOM, WHICH INCLUDES VODAFONE PLC, THE FUND'S LARGEST HOLDING. CAN YOU TELL US MORE ABOUT THAT AREA?

A. Our telecom holdings consist largely of cellular phone service providers such as SK Telecom in Korea and China Mobile, which were new holdings over the period, as well as NTT DoCoMo in Japan, and Vodafone, which is based in the United Kingdom. As voice and data transmission increasingly go wireless, we think leaders in the cellular area will prosper despite a slump in the overall telecom sector.

   Vodafone was a stock that performed poorly at the beginning of the period but later made up all of the ground it had lost. Several factors led us to continue to believe in the company. Among those were strong management; a decline in the cost of acquiring new customers, which has increased Vodafone's profit margin; and the large amount of cash generated by the firm, which has been reinvested in building its network. We view the cellular business as an area that will continue to consolidate, and we think Vodafone, which has a dominant market share in most of the regions it serves, could be one of the companies remaining when the dust settles.

Q. WHAT OTHER CHANGES DID YOU MAKE OVER THE PERIOD?

A. In the market drop that followed the events of September 11, we established new positions in several leaders in the reinsurance business. Reinsurance firms are often hired by insurance companies that write policies in order to help them spread out risk. Holdings in this area included Swiss Reinsurance, Munchener Ruckvers (Munich Re), and Bermuda-based reinsurers, Ace Limited and XL Capital.

   It may have seemed illogical to buy insurance stocks right after the greatest loss the industry has ever suffered. Indeed, in the immediate aftermath of September 11, investors shed most insurance stocks as they anticipated crippling losses. Knowing the industry very well from our in-depth research, however, we feel the long-term effect of September 11 will be to accelerate a positive trend we were already seeing: losses had enabled insurance companies to raise policy rates over the past year or so, reversing a prolonged downward trend in both policy rates and profits. We believe strong companies with the reserves to sustain losses from the terrorist attacks will find themselves with more pricing power as weaker competitors exit the business. In addition, we think demand, which had been relatively constant, will rise as businesses and individuals increase their coverage in the wake of the tragedies. We think the leaders in the industry may experience a near- ideal business situation: increasing demand and the ability to raise prices.

 /s/ Barry P. Dargan

     Barry P. Dargan
     Portfolio Manager

Note to Shareholders: Barry P. Dargan became portfolio manager of the fund effective April 27, 2001, succeeding David R. Mannheim.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
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BARRY P. DARGAN IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND
PORTFOLIO MANAGER OF THE INTERNATIONAL GROWTH EQUITY PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. HE HAS MORE THAN 15 YEARS EXPERIENCE AS AN INVESTMENT ANALYST, WHICH INCLUDES COVERING HIGH GROWTH SECTORS SUCH AS EUROPEAN AND JAPANESE TECHNOLOGY.

BARRY JOINED MFS IN 1996 FROM SBC WARBURG JAPAN LTD. IN TOKYO, WHERE AS EXECUTIVE DIRECTOR HE FOLLOWED JAPANESE STOCKS SINCE 1992. FROM 1988 TO 1992 HE WAS AN ANALYST IN THE JAPANESE EQUITY RESEARCH DEPARTMENT OF JAMES CAPEL PACIFIC LTD. IN TOKYO. HE WAS A EUROPEAN TECHNOLOGY ANALYST WITH UBS SECURITIES FROM 1985 TO 1988, BASED IN LONDON. HE WAS NAMED VICE PRESIDENT AT MFS IN 1996 AND PORTFOLIO MANAGER IN 2001.

BARRY IS A GRADUATE OF THE CITY UNIVERSITY OF LONDON AND IS A CHARTERED ACCOUNTANT.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                        PRIMARILY IN NON-U.S. STOCKS GROWING AT RATES EXPECTED TO BE WELL ABOVE THE GROWTH RATE OF THE OVERALL
                        U.S. ECONOMY.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  OCTOBER 24, 1995

CLASS INCEPTION:        CLASS A  OCTOBER 24, 1995
                        CLASS B  OCTOBER 24, 1995
                        CLASS C  JULY 1, 1996
                        CLASS I   JANUARY 2, 1997

SIZE:                   $84.6 MILLION NET ASSETS AS OF NOVEMBER 30, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2001

CLASS A

                                  6 Months   1 Year  3 Years  5 Years    Life*
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Cumulative Total Return Excluding
  Sales Charge                     -11.43%  -16.25%   -1.35%   -2.69%   +4.80%
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Average Annual Total Return
  Excluding Sales Charge              --    -16.25%   -0.45%   -0.54%   +0.77%
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Average Annual Total Return
  Including Sales Charge              --    -20.23%   -2.05%   -1.51%   -0.03%
--------------------------------------------------------------------------------

CLASS B

                                  6 Months   1 Year  3 Years  5 Years    Life*
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Cumulative Total Return Excluding
  Sales Charge                     -11.64%  -16.62%   -2.85%   -5.14%   +1.50%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge              --    -16.62%   -0.96%   -1.05%   +0.24%
--------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge              --    -19.70%   -1.86%   -1.40%   +0.24%
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*For the period from the commencement of the fund's investment operations,
 October 24, 1995, through November 30, 2001.

CLASS C

                                  6 Months   1 Year  3 Years  5 Years    Life*
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Cumulative Total Return Excluding
  Sales Charge                     -11.66%  -16.65%   -2.98%   -5.12%   +1.71%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge              --    -16.65%   -1.00%   -1.05%   +0.28%
--------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge              --    -17.42%   -1.00%   -1.05%   +0.28%
--------------------------------------------------------------------------------

CLASS I

                                  6 Months   1 Year  3 Years  5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                     -10.89%  -15.04%   +1.76%   +1.31%   +9.11%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge              --    -15.04%   +0.58%   +0.26%   +1.44%
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*For the period from the commencement of the fund's investment operations,
 October 24, 1995, through November 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for the periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2001

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                      19.4%
UTILITIES & COMMUNICATIONS              13.5%
CONSUMER STAPLES                        13.3%
HEALTH CARE                             11.0%
TECHNOLOGY                              10.1%

TOP 10 STOCK HOLDINGS

VODAFONE GROUP PLC  3.7%                TOTAL FINA ELF S.A.  2.7%
British telecommunications company      French oil and petrochemical company

DIAGEO PLC  3.4%                        SAMSUNG ELECTRONICS  2.6%
British food and beverage conglomerate  South Korean electronics manufacturer

SANOFI-SYNTHELABO S.A.  3.1%            ELSEVIER N.V.  2.3%
French pharmaceutical company           Dutch publisher of scientific, legal,
                                        and business information
BP AMOCO PLC  2.9%
British oil and petrochemical company   QBE INSURANCE GROUP LTD.  2.2%
                                        Australian commercial insurance company
CANON, INC.  2.7%
Japanese office equipment and imaging   UNILEVER PLC  2.2%
company                                 British food and consumer goods
                                        manufacturer

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the special meeting of shareholders of MFS International Growth Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows:

                                                     NUMBER OF SHARES
                                             ---------------------------------
                                                                     WITHHOLD
NOMINEE                                           FOR                AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                            4,008,101.064          76,636.831
John W. Ballen                               4,012,099.525          72,638.370
Lawrence H. Cohn                             4,005,573.117          79,164.778
J. David Gibbons                             4,012,206.544          72,531.351
William R. Gutow                             4,008,625.040          76,112.855
J. Atwood Ives                               4,012,831.380          71,906.515
Abby M. O'Neill                              4,007,287.241          77,450.654
Lawrence T. Perera                           4,014,056.321          70,681.574
William J. Poorvu                            4,010,581.837          74,156.058
Arnold D. Scott                              4,014,056.321          70,681.574
J. Dale Sherratt                             4,009,860.871          74,877.024
Elaine R. Smith                              4,009,047.602          75,690.293
Ward Smith                                   4,007,287.241          77,450.654

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   2,911,023.542
Against                                 117,528.208
Abstain                                 111,840.145
Broker Non-votes                        944,346.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   2,911,023.542
Against                                 117,528.208
Abstain                                 111,840.145
Broker non-votes                        944,346.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   3,905,185.696
Against                                  78,102.378
Abstain                                 101,449.821

ITEM 5. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending May 31, 2002.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   3,960,245.012
Against                                  39,431.268
Abstain                                  85,061.615

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 2001

Stocks - 100.2%
------------------------------------------------------------------------------
ISSUER                                                SHARES             VALUE
------------------------------------------------------------------------------
Foreign Stocks - 98.5%
  Australia - 3.1%
    Amcor Ltd. (Containers)*                         138,800       $   505,932
    John Fairfax Holdings Ltd.
      (Printing & Publishing)                        120,000           222,854
    QBE Insurance Group Ltd. (Insurance)*            508,873         1,879,481
                                                                   -----------
                                                                   $ 2,608,267
------------------------------------------------------------------------------
  Bermuda - 1.5%
    Ace Ltd. (Insurance)                              16,400       $   624,840
    XL Capital Ltd. (Insurance)                        6,900           641,562
                                                                   -----------
                                                                   $ 1,266,402
------------------------------------------------------------------------------
  Canada - 2.6%
    BCE, Inc. (Telecommunications)                    19,954       $   462,236
    Canadian National Railway Co. (Railroad)          19,255           858,773
    Manulife Financial Corp. (Insurance)              14,000           385,804
    Pancanadian Energy Corp (Energy)*                 20,000           519,447
                                                                   -----------
                                                                   $ 2,226,260
------------------------------------------------------------------------------
  China - 0.5%
    China Mobile (Hong Kong) Ltd.
     (Telecommunications)                            127,000       $   448,645
------------------------------------------------------------------------------
  Denmark - 1.9%
    Danske Bank (Banks & Credit Cos.)                102,150       $ 1,616,959
------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Oyj (Telecommunications)                    17,000       $   397,422
------------------------------------------------------------------------------
  France - 12.6%
    Aventis S.A. (Pharmaceuticals)                     6,000       $   419,188
    Carrefour S.A. (Supermarket)                       9,000           466,346
    Clarins S.A. (Consumer Products)                   5,000           283,265
    Generale de Sante (Healthcare)*                   29,010           410,552
    Groupe Danone (Food & Beverage Products)           6,400           740,063
    L'Air Liquide S.A. (Gas)                          12,050         1,710,720
    Sanofi-Synthelabo S.A. (Medical &
      Health Products)                                37,740         2,616,408
    Societe Television Francaise 1
      (Entertainment)                                 23,900           580,564
    Technip S.A. (Construction)                       10,540         1,241,450
    Total Fina Elf S.A., "B" (Oils)                   17,570         2,242,587
                                                                   -----------
                                                                   $10,711,143
------------------------------------------------------------------------------
  Germany - 4.6%
    Celanese AG (Chemicals)                           30,000       $   543,600
    Fresenius AG, Preferred (Medical Supplies)         7,000           586,236
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                       14,500           662,370
    Munchener Ruckvers AG (Insurance)                  3,400           909,351
    ProSieben Sat.1 Media AG, Preferred
      (Broadcasting)                                  43,800           290,314
    SAP AG, ADR (Computer Software - Systems)          4,500           556,230
    Software AG (Computer Software - Services)         8,800           370,462
                                                                   -----------
                                                                   $ 3,918,563
------------------------------------------------------------------------------
  Greece - 1.2%
    Cosmote S.A. (Telecommunications)                 92,000       $   978,964
------------------------------------------------------------------------------
  India - 1.2%
    Hindustan Lever Ltd. (Consumer Products)         115,000       $   504,626
    Housing Development Finance Corp., Ltd.
      (Financial Services)                            35,000           504,386
                                                                   -----------
                                                                   $ 1,009,012
------------------------------------------------------------------------------
  Ireland - 0.5%
    Bank of Ireland (Banks and Credit Cos.)           48,000       $   425,637
------------------------------------------------------------------------------
  Israel - 0.5%
    Partner Communications Co. Ltd., ADR
      (Cellular Phones)*                              68,005       $   416,191
------------------------------------------------------------------------------
  Italy - 1.7%
    Assicurazioni Generali S.p.A. (Insurance)         52,100       $ 1,430,312
------------------------------------------------------------------------------
  Japan - 14.1%
    Asahi Breweries, Ltd. (Food & Beverage
      Products)                                       80,000       $   785,129
    Canon, Inc. (Business Machines)                   67,000         2,267,960
    Chugai Pharmaceutical Co., Ltd.
      (Pharmaceuticals)                               63,000           845,353
    Dentsu, Inc. (Advertising)*                           23            87,750
    Fast Retailing Co. (Retail)                        9,400           931,683
    Fujimi, Inc. (Electronics)                        12,000           202,614
    ITO EN Ltd. (Beverage Products)                    4,200           189,561
    Keyence Corp. (Electronics)                        2,000           352,951
    Mimasu Semiconductor Industry Co., Ltd.
      (Electronics)                                    9,400           110,871
    Murata Manufacturing Co., Ltd. (Electronics)      11,600           784,382
    NTT DoCoMo, Inc. (Telecommunications)                 65           849,501
    Secom Co., Ltd. (Business Services)               19,000         1,054,956
    Sega Enterprises Co. (Consumer Electronics)       30,000           622,209
    Shionogi & Co., Ltd. (Pharmaceuticals)            26,000           446,383
    Shiseido Co., Ltd. (Consumer Products)           112,000         1,085,543
    Sony Corp. (Electronics)                           8,000           377,303
    Stanley Electric Co., Ltd. (Electronics)          22,000           184,836
    Tokyo Broadcasting System, Inc. (Broadcasting)    48,000           773,050
                                                                   -----------
                                                                   $11,952,035
------------------------------------------------------------------------------
  Mexico - 1.1%
    Coca-Cola Femsa S.A., ADR (Beverages)              9,000       $   168,750
    Grupo Aeroportuario del Sureste S.A. de C.V.,
      ADR (Transportation)*                           15,000           191,250
    Grupo Televisa S.A., ADR (Entertainment)*          6,000           208,200
    Wal-Mart de Mexico S.A. de C.V. (Retail)         135,000           325,897
                                                                   -----------
                                                                   $   894,097
------------------------------------------------------------------------------
  Netherlands - 9.3%
    Akzo Nobel N.V. (Chemicals)                       21,800       $   983,147
    Elsevier N.V. (Publishing)                       171,380         1,983,286
    Fugro N.V. (Engineering)*                          7,100           327,513
    Jomed N.V. (Medical and Health Products)*         22,000           580,606
    Koninklijke Ahold N.V. (Supermarkets)*            25,000           738,953
    Koninklijke Philips Electronics N.V.
      (Electronics)                                   30,679           838,115
    Libertel N.V. (Cellular Phones)*                 102,680           905,909
    United Services Group N.V.
      (Business Services)*                             6,000           101,841
    VNU N.V. (Publishing)*                            43,773         1,411,470
                                                                   -----------
                                                                   $ 7,870,840
------------------------------------------------------------------------------
  South Korea - 4.3%
    Korea Telecom Corp., ADR (Telecommunications)     24,200       $   562,650
    Samsung Electronics (Electronics)                 12,810         2,211,069
    SK Telecom Co., Ltd. (Telecommunications)          4,160           869,549
                                                                   -----------
                                                                   $ 3,643,268
------------------------------------------------------------------------------
  Spain - 3.4%
    Compania de Distribucion Integral Logista S.A.
      (Publishing)                                     1,600       $    20,537
    Iberdrola S.A. (Utilities - Electric)            111,400         1,430,860
    Telefonica S.A. (Telecommunications)*            104,400         1,411,082
                                                                   -----------
                                                                   $ 2,862,479
------------------------------------------------------------------------------
  Switzerland - 6.7%
    Givaudan S.A. (Chemicals)                          1,500       $   461,693
    Julius Baer Holdings Ltd.
      (Financial Services)*                            1,060           351,460
    Nestle S.A. (Food & Beverage Products)*            4,300           889,773
    Novartis AG (Medical & Health Products)           22,700           799,695
    Swiss Reinsurance (Insurance)*                     5,100           515,999
    Syngenta AG (Chemicals)                           30,515         1,552,997
    Synthes-Stratec, Inc. (Medical & Health
      Products)*##                                     1,620         1,109,700
                                                                   -----------
                                                                   $ 5,681,317
------------------------------------------------------------------------------
  United Kingdom - 27.2%
    Amvescap PLC (Financial Services)                 40,000       $   570,000
    BP Amoco PLC (Oils)*                             337,180         2,491,298
    British Sky Broadcasting Group PLC
      (Broadcasting)                                  43,000           523,902
    CGNU PLC (Insurance)*                            140,078         1,667,752
    Compass Group PLC (Food & Beverage Products)      97,200           696,013
    Diageo PLC (Food & Beverage Products)*           271,795         2,904,811
    GlaxoSmithKline PLC (Pharmaceutical)              33,000           827,640
    HSBC Holdings PLC (Banks & Credit Cos.)*          89,100         1,072,876
    Jardine Lloyd Thompson Group PLC (Insurance)      23,500           214,092
    Johnson Service Group PLC (Business Services)     44,100           201,725
    Logica PLC (Media - Cable)                        60,000           661,770
    NEXT PLC (Retail)                                 58,560           749,364
    Reckitt Benckiser PLC (Consumer Goods
      & Services)*                                   107,740         1,417,078
    Reuters Group PLC (Business Services)             54,600           529,852
    Royal Bank of Scotland Group PLC
      (Banks & Credit Cos.)*                          73,096         1,692,630
    Six Continents PLC (Leisure)                      34,900           353,101
    Standard Chartered PLC (Banks & Credit Cos.)     126,520         1,451,343
    Unilever PLC (Consumer Goods)                    230,000         1,856,705
    Vodafone Group PLC (Telecommunications)        1,215,704         3,118,283
                                                                   -----------
                                                                   $23,000,235
------------------------------------------------------------------------------
Total Foreign Stocks                                               $83,358,048
------------------------------------------------------------------------------
U.S. Stocks - 1.7%
  Insurance - 0.6%
    AFLAC, Inc.                                       18,000       $   493,200
------------------------------------------------------------------------------
  Oils - 1.1%
    GlobalSantaFe Corp.*                              38,370       $   928,554
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $ 1,421,754
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $83,333,033)                        $84,779,802
------------------------------------------------------------------------------
Short-Term Obligations - 1.7%
------------------------------------------------------------------------------
                                                      PRINCIPAL AMOUNT
                                                         (000 OMITTED)
------------------------------------------------------------------------------
    Federal Home Loan Bank, due 12/03/01,
      at Amortized Cost                           $    1,438       $ 1,437,838
------------------------------------------------------------------------------
Total Investments (Identified Cost, $84,770,871)                   $86,217,640
Other Assets, Less Liabilities - (1.9)%                             (1,569,185)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $84,648,455
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
NOVEMBER 30, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $84,770,871)         $86,217,640
  Investments of cash collateral for securities loaned, at
    identified cost and value                                    3,862,387
  Cash                                                                 392
  Receivable for investments sold                                  200,177
  Receivable for fund shares sold                                  300,778
  Interest and dividends receivable                                125,358
  Other assets                                                         752
                                                               -----------
      Total assets                                             $90,707,484
                                                               -----------
Liabilities:
  Foreign currency overdraft (identified cost, $683,115)        $  682,505
  Collateral for securities loaned, at value                     3,862,387
  Payable for investments purchased                                851,429
  Payable for fund shares reacquired                               545,862
  Payable to affiliates -
    Management fee                                                   2,054
    Shareholder servicing agent fee                                    228
    Distribution and service fee                                     1,712
  Accrued expenses and other liabilities                           112,852
                                                               -----------
      Total liabilities                                        $ 6,059,029
                                                               -----------
Net assets                                                     $84,648,455
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $98,968,716
  Unrealized appreciation on investments and translation of
    assets and liabilities
    in foreign currencies                                        1,447,183
  Accumulated net realized loss on investments and foreign
    currency transactions                                      (15,350,988)
  Accumulated net investment loss                                 (416,456)
                                                               -----------
      Total                                                    $84,648,455
                                                               ===========
Shares of beneficial interest outstanding                       6,239,728
                                                                =========
Class A shares:
  Net asset value per share
    (net assets of $42,705,609 / 3,115,552 shares of
    beneficial interest outstanding)                             $13.71
                                                                 ======
  Offering price per share (100 / 95.25 of net
    asset value per share)                                       $14.39
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $37,358,587 / 2,780,547 shares of
    beneficial interest outstanding)                             $13.44
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $4,584,165 / 343,622 shares of
     beneficial interest outstanding)                            $13.34
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $94 / 6.643
    shares of beneficial interest outstanding)                   $14.15
                                                                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 2001
-----------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                    $    668,052
    Interest                                                           77,308
    Foreign taxes withheld                                            (76,298)
                                                                 ------------
      Total investment income                                    $    669,062
                                                                 ------------
  Expenses -
    Management fee                                               $    437,168
    Trustees' compensation                                              8,559
    Shareholder servicing agent fee                                    45,368
    Distribution and service fee (Class A)                            113,581
    Distribution and service fee (Class B)                            200,333
    Distribution and service fee (Class C)                             26,181
    Administrative fee                                                  3,729
    Custodian fee                                                      84,201
    Printing                                                           44,337
    Postage                                                            16,366
    Auditing fees                                                      12,185
    Legal fees                                                         11,057
    Miscellaneous                                                      94,729
                                                                 ------------
      Total expenses                                             $  1,097,794
    Fees paid indirectly                                               (3,147)
    Reduction of expenses by investment adviser                       (28,854)
                                                                 ------------
      Net expenses                                               $  1,065,793
                                                                 ------------
        Net investment loss                                      $   (396,731)
                                                                 ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $ (4,182,310)
    Foreign currency transactions                                     (15,998)
                                                                 ------------
      Net realized loss on investments and foreign
           currency transactions                                 $ (4,198,308)
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (6,606,573)
    Translation of assets and liabilities in
       foreign currencies                                               9,331
                                                                 ------------
      Net unrealized loss on investments and
           foreign currency translation                          $ (6,597,242)
                                                                 ------------
        Net realized and unrealized loss on
            investments and foreign currency                     $(10,795,550)
                                                                 ------------
          Decrease in net assets from operations                 $(11,192,281)
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS ENDED            YEAR ENDED
                                                                          NOVEMBER 30, 2001          MAY 31, 2001
                                                                                (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                         $    (396,731)        $    (820,695)
  Net realized loss on investments and foreign currency
    transactions                                                                 (4,198,308)           (9,905,715)
  Net unrealized loss on investments and foreign currency
    translation                                                                  (6,597,242)           (3,225,522)
                                                                              -------------         -------------
      Decrease in net assets from operations                                  $ (11,192,281)        $ (13,951,932)
                                                                              -------------         -------------
Distributions declared to shareholders -
  From net investment income (Class A)                                        $        --           $    (189,587)
  From net investment income (Class C)                                                 --                  (4,121)
  From net investment income (Class I)                                                 --                      (1)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                             --              (3,949,269)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                             --              (3,739,303)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                             --                (418,957)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                             --                      (8)
  In excess of net investment income (Class A)                                         --                 (15,243)
  In excess of net investment income (Class C)                                         --                    (331)
                                                                              -------------         -------------
        Total distributions declared to shareholders                          $        --           $  (8,316,820)
                                                                              -------------         -------------

  Net increase (decrease) in net assets from fund share
    transactions                                                              $  (3,920,970)        $   2,377,240
                                                                              -------------         -------------
        Total decrease in net assets                                          $ (15,113,251)        $ (19,891,512)
Net assets:
  At beginning of period                                                         99,761,706           119,653,218
                                                                              -------------         -------------

  At end of period (including accumulated net investment
    loss of $416,456 and 19,725, respectively)                                $  84,648,455         $  99,761,706
                                                                              =============         =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                 SIX MONTHS ENDED         --------------------------------------------------------------------
                                NOVEMBER 30, 2001             2001             2000           1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $15.48           $19.19           $15.16         $17.78        $16.90        $16.71
                                           ------           ------           ------         ------        ------        ------
Income (loss) from investment
 operations# -
  Net investment income (loss)(S)          $(0.04)          $(0.08)          $ 0.05         $ 0.01        $(0.01)       $ 0.02
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                (1.73)           (2.24)            3.98          (2.20)         1.18          0.32
                                           ------           ------           ------         ------        ------        ------
      Total from investment
        operations                         $(1.77)          $(2.32)          $ 4.03         $(2.19)       $ 1.17        $ 0.34
                                           ------           ------           ------         ------        ------        ------

Less distributions declared to
  shareholders -
  From net investment income               $ --             $(0.06)          $ --           $ --          $(0.22)       $ --
  From net realized gain on
    investments and foreign currency
    transactions                             --              (1.32)            --            (0.43)        (0.07)        (0.15)
  In excess of net investment income         --              (0.01)            --             --            --            --
                                           ------           ------           ------         ------        ------        ------
      Total distributions declared to
        shareholders                       $ --             $(1.39)          $ --           $(0.43)       $(0.29)       $(0.15)
                                           ------           ------           ------         ------        ------        ------
Net asset value - end of period            $13.71           $15.48           $19.19         $15.16        $17.78        $16.90
                                           ======           ======           ======         ======        ======        ======
Total return(+)                            (11.43)%++       (12.54)%          26.58%       (12.30)%         7.08%         2.13%
Ratios (to average net assets)/
 Supplemental data(S):
    Expenses##                               2.11%+           2.01%            2.04%          2.01%         2.01%         1.99%
    Net investment income (loss)            (0.62)%+         (0.47)%           0.31%          0.09%        (0.08)%        0.13%
Portfolio turnover                             59%              84%             110%           100%          225%           53%
Net assets at end of period
  (000 Omitted)                           $42,706          $49,797          $60,133        $43,678       $53,659       $56,810

(S) The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment income (loss)           $(0.04)
    Ratios (to average net assets):
      Expenses##                            2.17%+
      Net investment loss                  (0.68)%+
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                 SIX MONTHS ENDED         ---------------------------------------------------------------------
                                NOVEMBER 30, 2001             2001             2000           1999          1998          1997
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $15.21           $18.89           $15.01         $17.71        $16.82        $16.66
                                           ------           ------           ------         ------        ------        ------
Income (loss) from investment
 operations# -
  Net investment loss(S)                   $(0.08)          $(0.17)          $(0.04)        $(0.07)       $(0.10)       $(0.07)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                (1.69)           (2.19)            3.92          (2.20)         1.19          0.31
                                           ------           ------           ------         ------        ------        ------
      Total from investment
        operations                         $(1.77)          $(2.36)          $ 3.88         $(2.27)       $ 1.09        $ 0.24
                                           ------           ------           ------         ------        ------        ------

Less distributions declared to
  shareholders -
  From net investment income               $ --             $ --             $ --           $ --          $(0.13)       $ --
  From net realized gain on
    investments and foreign currency
    transactions                             --              (1.32)            --            (0.43)        (0.07)        (0.08)
                                           ------           ------           ------         ------        ------        ------
      Total distributions declared to
        shareholders                       $ --             $(1.32)          $ --           $(0.43)       $(0.20)       $(0.08)
                                           ------           ------           ------         ------        ------        ------
Net asset value - end of period            $13.44           $15.21           $18.89         $15.01        $17.71        $16.82
                                           ======           ======           ======         ======        ======        ======
Total return                               (11.64)%++       (12.93)%          25.85%       (12.80)%         6.59%         1.56%
Ratios (to average net assets)/
 Supplemental data(S):
    Expenses##                               2.61%+           2.51%            2.54%          2.51%         2.51%         2.53%
    Net investment loss                     (1.12)%+         (0.97)%          (0.21)%        (0.42)%       (0.57)%       (0.42)%
Portfolio turnover                             59%              84%             110%           100%          225%           53%
Net assets at end of period
  (000 Omitted)                           $37,359          $44,600          $53,764        $41,959       $59,055       $62,958

(S) The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                    $(0.08)
    Ratios (to average net assets):
      Expenses##                            2.67%+
      Net investment loss                   (1.18)%+
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED MAY 31,
                              SIX MONTHS ENDED         ---------------------------------------------------       PERIOD ENDED
                             NOVEMBER 30, 2001             2001           2000          1999          1998      MAY 31, 1997*
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                       CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                $15.10           $18.79         $14.93        $17.62        $16.76             $16.83
                                        ------           ------         ------        ------        ------             ------
Income (loss) from investment
 operations# -
  Net investment income (loss)(S)       $(0.08)          $(0.17)        $ 0.01        $(0.07)       $(0.10)            $(0.04)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                     (1.68)           (2.19)          3.85         (2.19)         1.19               0.15
                                        ------           ------         ------        ------        ------             ------
      Total from investment
        operations                      $(1.76)          $(2.36)        $ 3.86        $(2.26)       $ 1.09             $ 0.11
                                        ------           ------         ------        ------        ------             ------

Less distributions declared to
  shareholders -
  From net investment income            $ --             $(0.01)        $ --          $ --          $(0.16)            $ --
  From net realized gain on
    investments and foreign
    currency transactions                 --              (1.32)          --           (0.43)        (0.07)             (0.18)
  In excess of net investment
    income                                --               --  +++        --            --            --                 --
                                        ------           ------         ------        ------        ------             ------
      Total distributions declared
        to shareholders                 $ --             $(1.33)        $ --          $(0.43)       $(0.23)            $(0.18)
                                        ------           ------         ------        ------        ------             ------
Net asset value - end of period         $13.34           $15.10         $18.79        $14.93        $17.62             $16.76
                                        ======           ======         ======        ======        ======             ======
Total return                            (11.66)%++       (12.98)%        25.94%       (12.87)%        6.62%              0.79%++
Ratios (to average net assets)/
 Supplemental data(S):
    Expenses##                            2.61%+           2.51%          2.54%         2.51%         2.52%              2.50%+
    Net investment income (loss)         (1.15)%+         (0.97)%         0.04%        (0.43)%       (0.56)%            (0.27)%+
Portfolio turnover                          59%              84%           110%          100%          225%                53%
Net assets at end of period
  (000 Omitted)                         $4,584           $5,364         $5,756        $3,608        $3,380             $2,397

(S) The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                 $(0.09)
    Ratios (to average net assets):
      Expenses##                         2.67%+
      Net investment loss               (1.21)%+
  * For the period from the inception of Class C shares, July 1, 1996, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED MAY 31,
                              SIX MONTHS ENDED         ---------------------------------------------------       PERIOD ENDED
                             NOVEMBER 30, 2001             2001           2000          1999          1998      MAY 31, 1997*
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                       CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $15.69           $19.45         $15.26        $17.81        $16.94             $15.90
                                        ------           ------         ------        ------        ------             ------
Income (loss) from investment
 operations# -
  Net investment income (loss)(S)       $(0.01)          $(0.01)        $(0.07)       $ 0.10        $ 0.10             $ 0.11
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                     (1.53)           (2.27)          4.26         (2.22)         1.15               0.93
                                        ------           ------         ------        ------        ------             ------
      Total from investment
        operations                      $(1.54)          $(2.28)        $ 4.19        $(2.12)       $ 1.25             $ 1.04
                                        ------           ------         ------        ------        ------             ------
Less distributions declared to
  shareholders -
  From net investment income            $ --             $(0.16)        $ --            --          $(0.31)            $ --
  From net realized gain on
    investments and foreign
    currency transactions                 --              (1.32)          --           (0.43)        (0.07)              --
                                        ------           ------         ------        ------        ------             ------
      Total distributions declared
        to shareholders                 $ --             $(1.48)        $ --          $(0.43)       $(0.38)            $ --
                                        ------           ------         ------        ------        ------             ------
Net asset value - end of period         $14.15           $15.69         $19.45        $15.26        $17.81             $16.94
                                        ======           ======         ======        ======        ======             ======
Total return                            (10.89)%++       (11.17)%        27.54%       (11.94)%        7.65%              6.54%++
Ratios (to average net assets)/
 Supplemental data(S):
    Expenses##                            1.61%+           1.51%          1.59%         1.51%         1.52%              1.52%+
    Net investment income (loss)         (0.12)%+         (0.08)%        (0.40)%        0.65%         0.59%              1.40%+
Portfolio turnover                          59%              84%           110%          100%          225%                53%
Net assets at end of period
  (000 Omitted)                         $  -- +++        $ --  +++      $ --  +++     $  128        $  155             $   84
                                        ------           ------         ------        ------        ------             ------

(S) The investment adviser voluntarily waived a portion of its management  fee for the period indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                 $(0.01)
    Ratios (to average net assets):
      Expenses##                         1.67%+
      Net investment loss               (0.18)%+
  * For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2001, the value of securities loaned was $3,637,904. These loans were collateralized by cash of $3,862,387 which was invested in the following short-term obligations:
                                                               IDENTIFIED COST
                                                     SHARES          AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      3,862,387         $3,862,387

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $3,147 under this arrangement. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At May 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $619,236 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

      First $500 million of average net assets                    0.975%
      Average net assets in excess of $500 million                0.925%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. This voluntary reduction in the management fee effective October 1, 2001 may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of who receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $1,977 for the six month ended November 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $5,455 for the six month ended November 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,796 for the six month ended November 30, 2001. Fees incurred under the distribution plan during the six months ended November 30, 2001, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $132 and $128 for Class B and Class C shares, respectively, for the six month ended November 30, 2001. Fees incurred under the distribution plan during the six month ended November 30, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 2001, were $2,133, $30,315, and $11,111 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $52,645,309 and $54,873,591, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $84,770,871
                                                                  -----------
Gross unrealized appreciation                                     $ 7,007,020
Gross unrealized depreciation                                      (5,560,251)
                                                                  -----------
    Net unrealized appreciation                                   $ 1,446,769
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                               SIX MONTHS ENDED NOVEMBER 30, 2001           YEAR ENDED MAY 31, 2001
                               ----------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            1,832,841    $  32,093,766        9,740,055    $ 175,010,464
Shares issued to shareholders in
  reinvestment of distributions             --               --            239,345        3,960,372
Shares reacquired                     (1,934,692)     (33,786,067)      (9,895,909)    (178,778,966)
                                   -------------    -------------    -------------    -------------
    Net increase (decrease)             (101,851)   $  (1,692,301)          83,491    $     191,870
                                   =============    =============    =============    =============

Class B shares
                               SIX MONTHS ENDED NOVEMBER 30, 2001           YEAR ENDED MAY 31, 2001
                               ----------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                              240,072    $   4,025,574        1,616,946    $  29,275,656
Shares issued to shareholders in
  reinvestment of distributions             --               --            207,780        3,384,015
Shares reacquired                       (392,601)      (6,036,674)      (1,737,224)     (31,212,847)
                                   -------------    -------------    -------------    -------------
    Net increase (decrease)             (152,529)   $  (2,011,100)          87,502    $   1,446,824
                                   =============    =============    =============    =============

Class C shares
                               SIX MONTHS ENDED NOVEMBER 30, 2001           YEAR ENDED MAY 31, 2001
                               ----------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                              381,742    $   6,165,680        2,003,911    $  35,450,079
Shares issued to shareholders in
  reinvestment of distributions             --               --             24,266          392,136
Shares reacquired                       (393,493)      (6,383,249)      (1,979,173)     (35,103,673)
                                   -------------    -------------    -------------    -------------
    Net increase (decrease)              (11,751)   $    (217,569)          49,004    $     738,542
                                   =============    =============    =============    =============

Class I shares
                               SIX MONTHS ENDED NOVEMBER 30, 2001           YEAR ENDED MAY 31, 2001
                               ----------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                                 --               --               --               --
Shares issued to shareholders in
  reinvestment of distributions             --               --               --               --
Shares reacquired                         (0.049)            --              0.317                4
                                   -------------    -------------    -------------    -------------
    Net increase (decrease)               (0.049)            --              0.317    $           4
                                   =============    =============    =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended November 30, 2001, was $400. The fund had no borrowings during the period.

MFS(R) INTERNATIONAL GROWTH FUND

TRUSTEES                                           ASSISTANT TREASURERS
John W. Ballen* - President,                       Mark E. Bradley*
MFS Investment Management                          Robert R. Flaherty*
                                                   Ellen Moynihan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;             SECRETARY
Professor of Surgery, Harvard Medical School       Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE+ - Chief        ASSISTANT SECRETARY
Executive Officer, Edmund Gibbons Ltd.;            James R. Bordewick, Jr.*
Chairman, Colonial Insurance Company, Ltd.
                                                   CUSTODIAN
William R. Gutow+ - Private Investor and           State Street Bank and Trust Company
Real Estate Consultant; Vice Chairman,
Entertainment Management Company                   INVESTOR INFORMATION
(video franchise)                                  For information on MFS mutual funds, call
                                                   your investment professional or, for an
J. Atwood Ives+ - Private Investor                 information kit, call toll free: 1-800-637-2929
                                                   any business day from 9 a.m. to 5 p.m.
Abby M. O'Neill+ - Private Investor                Eastern time (or leave a message anytime).

Kevin R. Parke* - Chief Investment Officer and     INVESTOR SERVICE
Executive Vice President, MFS Investment           MFS Service Center, Inc.
Management                                         P.O. Box 2281
                                                   Boston, MA 02107-9906
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                               For general information, call toll free:
                                                   1-800-225-2606 any business day from
William J. Poorvu+ - Adjunct Professor,            8 a.m. to 8 p.m. Eastern time.
Harvard University Graduate School of
Business Administration                            For service to speech- or hearing-impaired
                                                   individuals, call toll free: 1-800-637-6576 any
Jeffrey L. Shames* - Chairman and Chief            business day from 9 a.m. to 5 p.m. Eastern
Executive Officer, MFS Investment Management       time. (To use this service, your phone must be
                                                   equipped with a Telecommunications Device for
J. Dale Sherratt+ - President, Insight             the Deaf.)
Resources, Inc. (acquisition planning
specialists)                                       For share prices, account balances, exchanges,
                                                   or stock and bond outlooks, call toll free:
Elaine R. Smith+ - Independent Consultant          1-800-MFS-TALK (1-800-637-8255)
                                                   anytime from a touch-tone telephone.
Ward Smith+ - Private Investor
                                                   WORLD WIDE WEB
INVESTMENT ADVISER                                 www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Barry P. Dargan*

TREASURER
James O. Yost*

*MFS Investment Management
+Independent Trustee

MFS(R) INTERNATIONAL GROWTH FUND                               ------------
                                                                PRSRT STD
[logo] M F S(R)                                                U.S. Postage
INVESTMENT MANAGEMENT                                              Paid
                                                                   MFS
500 BOYLSTON STREET                                            ------------
BOSTON, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                   MIF-3 1/02 19M 86/286/386/886